EXHIBIT 31.1 – CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, David Wolstenholme, certify that:

1.	I have reviewed this Annual Report on Form 10-KSB of Global Ink Supply Company;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Global Ink Supply Company as of, and for, the periods presented in this report;

4.
Global Ink Supply Company’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Global Ink Supply Company and have:

(a)
Designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Global Ink Supply Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)
Evaluated the effectiveness of Global Ink Supply Company’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)
Disclosed in this report any change in Global Ink Supply Company’s internal control over financial reporting that occurred during Global Ink Supply Company’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Global Ink Supply Company’s internal control over financial reporting; and

5.
Global Ink Supply Company’s other certifying officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to Global Ink Supply Company’s auditors and the audit committee of Global Ink Supply Company’s board of directors (or persons performing the equivalent functions):

(a)
All significant deficiencies and material weaknesses in the design or   operation of internal control over financial reporting which are reasonably likely to adversely affect Global Ink Supply Company’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in Global Ink Supply Company’s internal control over financial reporting.

Date: September 13, 2007

/s/ David Wolstenholme
David Wolstenholme
Chief Executive Officer/Chief Financial Officer